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                               TRANSFER AGREEMENT

         This Transfer Agreement is dated as of this 26th day of January 1998 by and among the NCO Group, Inc., a Pennsylvania corporation ("NCO"), CRW Financial, Inc., a Delaware corporation ("CRW"), and Swiss Bank Corporation, London Branch, a corporation organized under the laws of Switzerland ("Swiss Bank").

                                   BACKGROUND

         Pursuant to the terms of the Asset Acquisition Agreement (the "Asset Acquisition Agreement") dated as February 2, 1997 by and among CRW, NCO, Kaplan & Kaplan, Inc., CRWF Acquisition, Inc. and K&K Acquisition, Inc., on February 2, 1997 NCO acquired the remaining collection business of CRW and its subsidiaries. As partial consideration of such sale, NCO issued a warrant to CRW exercisable for 250,000 (375,000 on a post-split basis) shares of Common Stock of NCO. A copy of this warrant (the "Warrant") is attached as Exhibit A hereto. CRW desires to transfer all or a portion of the Warrant to Swiss Bank and the parties desire to provide for the other matters.

         NOW, THEREFORE, in consideration of and in reliance on the respective representations, warranties and covenants contained herein and intending to be legally bound hereby, the parties hereto agree as follows:

1. NCO hereby consents to the transfer by CRW to Swiss Bank and CRW is transferring to Swiss Bank, in one or a series of transactions, of all or any portion of the Warrant, provided that NCO receives an opinion of counsel as required by Section 8(a) of the Warrant and Swiss Bank executes and delivers the Standstill Agreement attached hereto as Exhibit B.

2. Section 3(a) of the Registration Rights Agreement dated February 2, 1997 between CRW and NCO (the "registration Rights Agreement") is hereby deleted in its entirety.

3. NCO hereby consents to the assignment to Swiss Bank all of CRW's rights and obligations under the Warrant and Registration Rights Agreement, each as amended by this Transfer Agreement. Swiss Bank hereby assumes all of the obligations of CRW under (i) that portion of the Warrant that is transferred to Swiss Bank and
(ii) the Registration Rights Agreement with respect to that portion of the Warrant and underlying shares that are transferred to Swiss Bank.

4. Section 6(b)(d) of the Warrant is hereby deleted in its entirety.

5. All other provisions of the Warrant and the Registration Rights Agreement shall remain in effect without modification.

6. CRW shall pay the first $5,000 of NCO's legal expenses incurred in connection with the transactions contemplated hereby.

7. This Amendment shall be effective, and shall be binding on the parties to the Agreement when executed by the parties. This Amendment may be executed in two or more counterparts, each of which shall be binding as of the date first written above, and all of which shall constitute one and the same instrument. Each such copy shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment
Agreement as of the date set forth above.

                                    NCO GROUP, INC.

                                    By:  /s/ Steven L. Winokur
                                         -----------------------------------
                                             Steven L. Winokur
                                             Chief Financial Officer


                                   CRW FINANCIAL, INC.

                                   By:  /s/ Jonathan P. Robinson
                                         -----------------------------------
                                            Jonathan P. Robinson
                                            Chief Financial Officer


                                  SWISS BANK CORPORATION, LONDON BRANCH

                                  By:  /s/ Alexander Easton
                                         -----------------------------------
                                           Alexander Easton
                                           Managing Director

                                  By:  /s/ Kenneth Richer
                                         -----------------------------------
                                           Kenneth Richer
                                           Associate Director